UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2006

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       001-16133          06-1245881
(State or other jurisdiction of   (Commission File Number)  (IRS Employer
        incorporation)                                     Identification No.)


             1100 Summer Street, Stamford, Connecticut          06905
             (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

     (a) Not applicable.

     (b) On December 15, 2006, M. S. Koly resigned as President and Chief Executive Officer and Treasurer of the Company. His resignation was described in the press release of the Company dated December 18, 2006 which is filed as
Exhibit 99 hereto and is incorporated herein by reference.

     Mr. Koly continues to serve as a director of the Company, and the Board has elected him to the position of non-executive Chairman of the Board of Directors.

     (c) On December 15, 2006, the Company's Board elected Richard Taney to serve as the Company's Interim Chief Executive Officer at a salary of $20,000 per month.

     (d) Not applicable.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

            Exhibit                       Description

              99      Press Release dated December 18, 2006 of Delcath Systems,
                      Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DELCATH SYSTEMS, INC.



                                        By:        /s/ RICHARD TANEY
                                            ---------------------------------
                                              Richard Taney
                                              Interim Chief Executive Officer


Date: December 19, 2006


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                                 EXHIBIT INDEX

            Exhibit                       Description

              99      Press Release dated December 18, 2006 of Delcath Systems,
                      Inc.